UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2014
The First Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Mississippi	33-94288	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(601) 268-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 24,  2014, The First Bancshares, Inc. issued a press release announcing its preliminary results of operations for the 1st quarter ended March 31, 2014.  A copy of the press release is attached  hereto and  incorporated  herein as Exhibit 99.1.  In accordance with general instruction B.2 of Form 8-K, this information is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 7.01.	Regulation FD Disclosure

On April 24, 2014, The First Bancshares, Inc. announced  its declaration of a $0.0375 per share quarterly cash dividend.  The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto.

Item 8.01	Other Events

On April 25, 2014, The First Bancshares, Inc. will make a presentation at the 18th Annual Burkenroad Reports Investment Conference at the Hyatt Regency in New Orleans, LA at 10:00 a.m. central time. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits
Exhibit 99.1	Press Release dated April 24, 2014 announcing 1st Quarter Earnings and Declaration of a Dividend
Exhibit 99.2	Press Release dated April 24, 2014 announcing that management will present at an investor conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.
(Registrant)

Date:	April 25, 2014

/s/ Dee Dee Lowery
Name: Dee Dee Lowery
Title: EVP and CFO